Exhibit 10.24.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, confidential information (indicated by [***]) has been omitted from Exhibit 10.24.1 because it (i) is not material and (ii) is the type of information the Company both customarily and actually treats as private or confidential.

PRODUCT AGREEMENT
Product Agreement for Brensocatib Film Coated Tablets (10mg and 25mg) and Bottling
This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated 24 May, 2024 between PATHEON INC. and INSMED INCORPORATED (the “Master Agreement”), is entered into as of the last date of signature (the “Effective Date”) between PATHEON INC, a corporation existing under the laws of Canada, having a principal place of business at Whitby Operations: 111 Consumers Drive, Whitby, Ontario L1N 5Z5, Canada (“Patheon”) and INSMED INCORPORATED a Virginia corporation, having a principal place of business at 700 US Highway 202/206, Bridgewater, NJ 08807-1704 (“Client”). For the purpose of this Project Agreement, references in the Master Agreement to “Patheon” and “Client” mean the entities defined respectively as Patheon and Client in this Product Agreement.
The terms and conditions of the Master Agreement are incorporated into this Product Agreement except to the extent this Product Agreement expressly modifies specific provisions in the Master Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.
1.Initial Product Term: will be from the Effective Date until December 31, 2029
2.Manufacturing Site: The bulk manufacturing and bottle packaging services will be performed at the following site: 111 Consumers Drive, Whitby, ON, L1N 5Z5, Canada.
3.Notices: Per Section 13.7 of the Master Agreement
4.DS Name: Brensocatib (formerly named INS-1007)
5.Product: Brensocatib IR Tablets (10mg and 25mg)
6.DS Credit Value: Client’s actual cost for DS not to exceed $[***] per kilogram. DS value to be provided by Client and supported by such reasonable evidence as Patheon requests.
7.Inflation Index: per Appendix 4 in the Master Agreement
8.Governing Law: per Section 13.15 of the Master Agreement
9.Minimum Shelf Life (if any): Not applicable
10.Other Modifications to the Master Agreement (if any):
a.    Patheon Whitby site will receive the corresponding forecast according to the service to be provided (bulk tablets and full service as referenced in 2.1 of Schedule A) and will issue corresponding invoices following

Section 5.4 of the Master Agreement. The bulk tablets would be requested for delivery to a packaging site at Client direction. Patheon would make bulk tablet pick-up available during normal business hours.
Solely for the purposes of this Product Agreement, the Master Agreement Section 5.1(f) Capacity Reservation will be deleted and replaced with the following.
In advance of each Year, Patheon will use the Rolling Forecast to reserve manufacturing capacity in that Year for Product as follows:
(i)    for the Years 2024 and 2025, or, there is no Capacity Reservation applicable.
(ii)    From 2026 onwards, by reference to the Rolling Forecast applicable at June 1 of the previous Year, the relevant and applicable forecast for the Year being the “Yearly Forecast Volume”.
At the end of Year 2026, if the aggregate actual volume of Product ordered by Client with a confirmed Release Date within the Year, taking into account any Product paid for but not ordered, (“Actual Yearly Volume”) is less than [***]% of the Yearly Forecast Volume, then Patheon may invoice and Client will pay Patheon [***]% of the Price for the shortfall of Product below the tolerance during the Year in an amount calculated as follows:
Amount Due to Patheon
= [***]
At the end of Year 2027 and each subsequent Year, if the aggregate actual volume of Product ordered by Client with a confirmed Release Date within the Year, taking into account any Product paid for but not ordered, (“Actual Yearly Volume”) is less than [***]% of the Yearly Forecast Volume, then Patheon may invoice and Client will pay Patheon [***]% of the Price for the shortfall of Product below the tolerance during the Year in an amount calculated as follows:
Amount Due to Patheon
= [***]
Provided that no amount shall be due to Patheon under this Section 5.1(f) if Client terminates during the relevant Year under Section 8.2(a) (Termination for Cause) or if Patheon breaches its warranty under Section 9.3(g).

If the quantity of Product requested by Client in a Year (in purchase orders received by Patheon) exceeds the Yearly Forecast Volume for that Year, Patheon will use commercially reasonable efforts to supply the additional Product volumes. Patheon will not be considered to have accepted any purchase order for additional Product volumes without written confirmation.

c.    Soley for the purposes of this Product Agreement, a new warranty shall be added to Section 9.3 (Patheon Warranties) of the Master Agreement as 9.3(g):
Patheon covenants, represents and warrants that:

(g) it will provide the Capacity Reservation as per Section 5.1(f) as amended by this Product Agreement.
d.    The parties acknowledge and agree that Client may outsource some of Client’s responsibilities to its Affiliate, Insmed Netherlands B.V., Stadsplateau 7, 3521 AZ Utrecht, in the Netherlands (“Affiliate Contractor”). With respect to Section 5 of the Master Agreement, Patheon may accept and rely on Purchase Orders provided by Affiliate Contractor and shall treat such as being provided by Client. Patheon will send invoices to Affiliate Contractor in accordance with Section 5.4 of the Master Agreement. Such sending of an invoice to Affiliate Contractor will be deemed sent to Client in accordance with section 5.4 of the Master Agreement. Though Client will be ultimately responsible for ensuring payment of invoices in accordance with 5.4 of the Master Agreement, any payments remitted by Affiliate Contractor in relation to such invoices shall be accepted by Patheon and shall be deemed to be remitted by Client. Patheon shall not incur any additional or duplicated liability under the Master Agreement as a result of this outsourcing arrangement by the Client.
e.    Schedule A – Commercial Pricing Proposal: Description of the Manufacturing Services and related terms of this Product Agreement. In case of conflict between Schedule A and the other parts of this Product Agreement, those other parts of the Product Agreement will prevail.
f.    Client shall have the right to request additional stock (“Safety Stock”) above Rolling Forecast and Firm Order requirements. The parties shall negotiate in good faith and shall enter into a mutually agreed upon Change of Scope for Safety Stock identifying the individual item materials, components, quantities, and financial obligations inclusive of relevant storage charges related to Safety Stock.
This Product Agreement is signed by the authorized representatives of the parties on the dates shown below and will take effect from the Effective Date.

PATHEON INC	INSMED INCORPORATED
By: /s/ Bobbi Ellis Name: Bobbi Ellis Title: Senior Director and General Manager Date: 26 September 2024	By: /s/ Don Nociolo Name: Don Nociolo Title: VP Technical Operations Date: 29 September 2024

SCHEDULE A

C-WRC-116308-R5 Brensocatib Supply Proposal
Part A: Project Overview
Patheon offers expertise in the manufacturing and packaging of oral solid dose products. Patheon has selected its Whitby facility for the commercial supply presented in this Product Agreement.
Patheon will be responsible for the following core services:
1.1    Supply of raw materials and packaging components, with the exception of the Active Pharmaceutical Ingredient (“API”), which is to be furnished by Insmed.
1.2    Bulk manufacturing, tabletting, and packaging of Brensocatib IR Film Coated 10mg and 25mg Tablets (“Product”).
1.3    Full API testing and all QC testing requirements for raw materials, packaging components and finished Product.
1.    Product Features and Assumptions
1.1    API: BRENSOCATIB
•Indication: novel oral reversible inhibitor of dipeptidyl peptidase 1 (DPP1). DPP1 is an enzyme that catalyzes the activation of neutrophil serine proteases
•Patheon’s categorisation: Category 2
1.2    Key Product parameter overview:

Product	Strength	Solid Form	Packaging Configuration
Brensocatib Tablet	10mg	Tablet	Bulk, 30ct Bottles
Brensocatib Tablet	25mg	Tablet	Bulk, 30ct Bottles

1.3    Territories –
30 ct Bottles, USA
Bulk, USA, EU

1.4    Commercial launch date: 2025
Part B: Pricing
1.    Annual Volume Forecasts
Insmed has provided a very early forecast in the range of [***] tablets by 2025 assuming a ramp from 2022 to that level. Annual Volume forecast used to determine pricing is outlined in the table below. Insmed stated and Patheon acknowledges that Forecast provided is either 10mg or 25mg, and a possibility that both strengths could also be required.

Product Name	Strength (mg)	SKU Primary Count	SKU Type	Annual Volume Forecast (Tablets)
				2025	2026	2027	2028	2029
INS1007	10	1000	Bulk	[***]	[***]	[***]	[***]	[***]
INS1007	25	1000	Bulk	[***]	[***]	[***]	[***]	[***]
Total				[***]	[***]	[***]	[***]	[***]

The forecast presented above is a critical driver for important parameters such as batch size, campaign length, equipment train and site selection, as well as influencing the business model outlined within this Product Agreement. Adjustments to the forecast will likely have a material impact on the Pricing and other business considerations described herein, leading to a review by Patheon and revision of this Product Agreement.
2.    Pricing Tables
2.1    Commercial Manufacturing Prices – Bulk Tablets – 300kg Batch – Include Tablets manufacturing, quality testing, and bulk packaging.

Product / Strength	Batch Size (Tablets)	Mfg Campaign Length (Batches)	Minimum Order Quantity (Tablets)	Price per 1000 Tablets
				Material Price	Conversion Price	Total Bulk Price
Brensocatib 25mg 300kg batch	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]
Brensocatib 10mg 300kg batch	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]

2.2    Commercial Manufacturing Prices – Full Service – 30ct Bottles – 300kg Batch – Include Tablets manufacturing, quality testing, bottle packaging, and serialization.

Product, Strength & SKU	Batch Size (Bottles)	Mfg Campaign Length (Batches)	Pkg Campaign Length (Batches)	Minimum Order Quantity (Bottles)	Price per Bottle
					Material Price	Conversion Price	Full Service Price
Brensocatib 25mg	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]
Brensocatib 10mg	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	[***]	$[***]	$[***]	$[***]

2.3    Commercial Packaging Prices – Packaging Only – 30ct Bottles – 300kg Batch – Include Tablets packaging, and serialization.

Product, Strength & SKU	Batch Size (Cartons)	Pkg Campaign Length (Batches)	Minimum Order Quantity (Cartons)	Price per Bottle
				Material Price	Conversion Price	Packaging only Price
Bensocatib - 10mg or 25mg	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]
	[***]	[***]	[***]	$[***]	$[***]	$[***]

2.4    Patheon Serialization Fees
The commercial pricing includes serialization to meet regulatory requirements. Aggregation from the saleable unit through to the pallet is included as Patheon’s standard as well. Patheon will integrate from its serialization vendor, Tracelink, to the client’s respective system. IT connectivity between respective systems will be confirmed as part of the overall project plan. The integration and connectivity tasks necessary to receive client serial numbers and to return serialized and aggregated information will be quoted separately as part of the tech transfer or development proposals.
2.5    Documentation
After batch record copies for the first [***] commercial batches, and [***] commercial bath per Year thereafter which is included in batch pricing. The following additional documentation would be provided at Insmed request
1.1 LIMS report for each batch USD [***] per batch
1.2 4 manufacturing batch record packages per year USD [***]
1.3 4 packaging batch records per year USD [***]
1.4 1 Quality Control testing full data package per year including all the reports, notebook pages, etc. USD [***]
3.    Costs Included in Price
3.1    [***]
4.    Costs Not Included in Price
4.1    [***]
Part E. Key Technical Parameters
1.    Manufacturing Parameters
1.1    API – API will be stored under controlled ambient room conditions
1.2    Batch Size/Yields - The core tablet weight, theoretical manufacturing batch size and product yields considered by Patheon are summarized in the following table.

Product	Core Tablet Weight (mg)	Batch Size before losses (Tablets)	Batch Size (kg)	Mfg. Yield (%)	Pkg. Yield (%)
					Bulk	Bottle
Brensocatib 10mg Tablets	[***]	[***]	[***]	[***]	[***]	[***]
Brensocatib 25mg Tablets	[***]	[***]	[***]	[***]	[***]	[***]

1.3    Manufacturing campaign - The commercial pricing presented considers manufacturing in campaign. As such, a Minimum Order Quantity of one batch is applicable.
1.4    Hold times – It is assumed that the process is carried out at room temperature and the holding times throughout the process are suitable for the batch size proposed. It is assumed that only standard light protection is employed and that no special precautions are required during formulation or packaging.
1.5    Other Technical Parameters-

Other Technical Parameter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.6    Manufacturing Equipment Train.

Process Step	300kg Batch
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.    Packaging Parameters
2.1    Packaging Components:

Bulk Tablets *	30ct Bottles
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
*HL assumption until Bulk containers for tablets have been finalized.

2.2    Secondary packaging – Further assessment and discussion will follow once the secondary packaging requirements are fully defined. Packaging orders must be placed in multiples of [***]. Patheon assumes that a whole bulk batch will be packed off into a single Stock Keeping Unit (SKU).
2.3    Secondary packaging campaign - The commercial pricing presented considers packaging in campaign.
3.    Testing Conditions
3.1    The analytical testing included in this Product Agreement are listed below:

Testing Requirements
In-Process Controls	API Testing	Finished Product Testing
[***]	[***]	[***]
*Palladium testing included as a high-level estimate.
3.2    Testing labour may be subject to change after the final agreements on testing Specifications and requirements.
4.    Supply Chain
4.1    Patheon will procure Components for the manufacture of Brensocatib Tablet from Patheon qualified suppliers. Should Insmed require Patheon to source any materials from specified suppliers, then these suppliers will remain under the quality audit control of Insmed unless an agreement is reached for Patheon to take on this responsibility.
4.2    Patheon recommends review of the Common Materials and Supplies source to reduce the risk of delays and ensure delivery continuity e.g. secondary source suppliers.
4.3    Components will be supplied by Patheon in accordance with the Specifications agreed. Patheon will issue formal Patheon specifications for each Component.
4.4    Each lot of incoming Components will be sampled and tested according to the agreed Specifications.
4.5    The API will be provided free issue/released to Patheon by Insmed or its qualified supplier.
4.6    The API and all excipients used for the manufacture will be GMP grade and from TSE/BSE certified sources.